UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2006

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700A SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

(503) 498-3547

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On January 30, 2006, the Compensation Committee of the Board of Directors of FLIR Systems, Inc. (the “Company”) approved annual cash bonus awards earned during 2005 and paid in 2006 for certain of the Company’s executive officers as follows:

Name	Title	Cash Bonus
Arne Almerfors	Executive Vice President and President, Thermography Division	$198,000
Stephen M. Bailey	Senior Vice President, Finance and Chief Financial Officer	$188,000
James A. Fitzhenry	Senior Vice President, Corporate Operations and Law, Corporate Secretary	$123,000
Denis A. Helm	Senior Vice President, Business Development	$82,000
William A. Sundermeier	Co-President, Imaging Division	$150,000
Andrew C. Teich	Co-President, Imaging Division	$150,000
Anthony Trunzo	Senior Vice President, Corporate Strategy & Development	$133,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 15, 2006.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Stephen M. Bailey
Stephen M. Bailey
Sr. Vice President, Finance and Chief Financial Officer